                                                                     EXHIBIT 1.1


                      ASSOCIATES FIRST CAPITAL CORPORATION

                 CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE


                      ___________________________________

                             Underwriting Agreement
                                 (U.S. Version)
                      ___________________________________


                                                                          , 1996

Goldman, Sachs & Co.
CS First Boston Corporation
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Salomon Brothers Inc
As representatives of the several Underwriters
         named in Schedule I hereto
         (the "Representatives")
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                 Associates First Capital Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the
"Underwriters") an aggregate of ........ shares (the "Firm Shares") and, at the election of the Underwriters, up to .........  additional shares (the "Optional
Shares") of Class A Common Stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof being collectively called the "Shares"). The Company is a wholly-owned subsidiary of Ford FSG, Inc., a Delaware corporation

("FFSG"), and FFSG is an indirect, wholly-owned subsidiary of Ford Motor Company, a Delaware corporation ("Ford"). As used herein, "Principal Subsidiaries" shall mean those subsidiaries of the Company named in Schedule II hereto.

                 It is understood and agreed to by all parties that the Company and Ford are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of ........  shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, CS First Boston Limited, Merrill Lynch International Limited, J.P. Morgan Securities Ltd., Bear, Stearns International Limited, Lehman Brothers International (Europe) and Salomon Brothers International Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 3, 4, 5, 10 and 12 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

                 1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-1 (File No. 333-817) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than the Current Reports on Form
         8-K dated February 9, 1996 [and April ..... , 1996] filed by the
         Company, no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the

         Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                 (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                 (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                 (d) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, considered as a whole, and there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, considered as a whole;

                 (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole;

                 (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except with respect to 12 U.S.C. Section 55 as it applies to national banks); and the Company owns directly or indirectly all of the outstanding shares of capital stock of each of the Principal Subsidiaries, free and clear of all liens, encumbrances, equities or claims;

                 (g) This Agreement and the International Underwriting Agreement have each been duly authorized, executed and delivered on behalf of the Company;

                 (h) The Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                 (i) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its subsidiaries, considered as a whole), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, nor will such action result in any violation (in each case material to the Company and its subsidiaries, considered as a whole) of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except (i) the registration under the Act of the Shares; (ii) the registration of the Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act");
         (iii) the listing of the Shares on the New York Stock Exchange; (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and (v) such consents, approvals, authorizations, registrations, qualifications or filings as may be required under federal or state banking, insurance or other similar laws, all of which have been obtained with respect to this Clause (v);

                 (j)      Neither the Company nor any of its subsidiaries is
         (i) in violation of its certificate of incorporation or by-laws, (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of Clauses (ii) and (iii), where such default or violation would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole;

                 (k) The Company and its subsidiaries each owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies (including, without limitation, any license, permit, certificate, consent, order, approval or authorization from any banking or insurance regulatory agency or body) (collectively, "Governmental Licenses") necessary to carry on its business as presently conducted, with such exceptions as do not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole;

                 (l) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Certain United States Tax Consequences to Non-United States Holders", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

                 (m) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject in which there is a reasonable possibility of an adverse decision which, individually or in the aggregate, could have a material adverse effect or prospective material adverse effect, on the financial condition or results of operations of the Company and its subsidiaries considered as a whole; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (n) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (o) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

                 (p) The financial statements, including the notes thereto, of the Company and its subsidiaries included in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, as amended or supplemented, are, to the best knowledge of the Company, independent public accountants with respect to the Company and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder.

                 2. Ford represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) Ford has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and FFSG has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                 (b) All of the issued shares of capital stock of FFSG have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of FFSG are owned directly or indirectly by Ford, free and clear of all liens, encumbrances, equities or claims; and all issued shares of capital stock of the Company are owned directly by FFSG, free and clear of all liens, encumbrances, equities or claims;

                 (c) This Agreement and the International Underwriting Agreement have each been duly authorized, executed and delivered on behalf of Ford;

                 (d) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement, the compliance by the Company and Ford with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (in each case material to Ford and its subsidiaries, considered as a whole), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Ford or FFSG is a party or by which Ford or FFSG is bound or to which any of the property or assets of Ford or FFSG is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of Ford or FFSG, nor will such action result in any violation (in each case material to Ford and its subsidiaries, considered as a whole) of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over Ford or FFSG or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company and Ford of the transactions contemplated by this Agreement and the International Underwriting Agreement, except (i) the registration under the Act of the Shares; (ii) the registration of the Shares under the Exchange Act; (iii) the listing of the Shares on the New York Stock Exchange; (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and (v) such consents, approvals, authorizations, registrations, qualifications or filings as may be required of Ford or FFSG under federal or state banking, insurance or other similar laws, all of which have been obtained with respect to this Clause (v); and

                 (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to (i) offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of the Common Stock, without the prior written consent of Goldman, Sachs & Co.

                 3.       Subject to the terms and conditions herein set forth,
(a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the
Company, at a purchase price per share of $................., the number of
Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in Clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares which all of the Underwriters are entitled to purchase hereunder.

                 The Company hereby grants to the Underwriters the right to purchase at their election up to ............ Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

                 4. Upon the authorization by you of the release of the Firm Shares and, if applicable, the Optional Shares, the several Underwriters propose to offer the Firm Shares and, if applicable, the Optional Shares for sale upon the terms and conditions set forth in the Prospectus.

                 5. (a) The Shares to be purchased by each Underwriter hereunder, in temporary or definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in immediately available funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm
Shares, 9:30 a.m., New York City time, on ............., 1996 or such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares are herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, are herein called the "Second Time of Delivery", and each such time and date for delivery are herein called a "Time of Delivery".

                 (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the

Shares and any additional documents requested by the Underwriters pursuant to
Section 8(k) hereof, will be delivered at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of
Delivery.  A meeting will be held at the Closing Location at .......p.m., New
York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5 "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                 6.       The Company agrees with each of the Underwriters:

                 (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws or, to the extent applicable, the state insurance securities laws of such states or territories of the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time either (i) any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or (ii) if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                 (d) To make generally available to security holders of the Company as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

                 (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to (i) offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company which are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of the Common Stock (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman Sachs & Co.;

                 (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year, commencing with the fiscal year ended December 31, 1996, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants);

                 (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) generally furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; [and during a period of one year from the effective date of the Registration Statement, to furnish Goldman, Sachs & Co. such additional information concerning the business and financial condition of the Company as Goldman, Sachs & Co. may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), it being understood that such information shall be subject to such confidentiality and use restrictions as may be agreed upon from time to time and that such information shall not require the preparation of reports or other documents not otherwise prepared by the Company in the normal course of its business;]

                 (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

                 (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange").

                 7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement and the Blue Sky Memorandum; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws or, to the extent applicable, the state insurance securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

                 8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Ford herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and Ford shall have performed all of their obligations in all material respects hereunder theretofore to be performed and the following additional conditions:

                 (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Simpson Thacher & Bartlett, special counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                          (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus;

                          (ii) The Company has an authorized capitalization as set forth in the Prospectus and the Shares have been duly authorized and, upon payment and delivery in accordance with this Agreement and with the International Underwriting Agreement, will be validly issued, fully paid and non-assessable;

                          (iii)   This Agreement and the International
                 Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                          (iv) The issue and sale of the Shares at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement will not breach or result in a default under any of the agreements identified in Annex II hereto, nor will such action violate the Restated Certificate of Incorporation or By-laws of the Company or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law, except for violations of (i) federal or state banking, insurance, consumer finance or other similar laws and (ii) rules or regulations issued pursuant to federal or state banking, insurance, consumer finance or other similar laws, as to which such counsel need express no opinion;

                          (v) No consent, approval, authorization, order, registration or qualification of or with any federal or New York court or governmental agency or body or any Delaware court or governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Shares by the Company or the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement, except for (i) the registration under the Act and the Exchange Act of the Shares;
                 (ii) the listing of the Shares on the Exchange; (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and (iv) such consents, approvals, authorizations, registrations, qualifications or filings as may be required under federal or state banking, insurance, consumer finance or other similar laws, as to each of which such counsel need express no opinion;

                          (vi) The statements made in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute summaries of the terms of the Stock (including the Shares), constitute accurate summaries of the terms of such Stock in all material respects;

                          (vii) The statements made in the Prospectus under the caption "Certain United States Tax Consequences to Non-United States Holders", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

                          (viii) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; and

                          [(ix)   The Registration Statement (or, if
                 applicable, the Registration Statement as amended by any post-effective amendment prior to such Time of Delivery) as of its effective date and the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Time of Delivery) as of its date (other than the financial statements, related schedules and other financial data contained therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.]

                 [In passing on the form of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to such Time of Delivery) and the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Time of Delivery), such counsel may state that it has not independently verified the accuracy, completeness or fairness of the statements made or included therein and takes no responsibility therefor and that such opinion is based upon such counsel's examination of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to such Time of Delivery), the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Time of Delivery), its investigation made in connection with the preparation of the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to such Time of Delivery) and the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Time of Delivery) and its participation in conferences with certain officers and employees of the Company, with representatives of Coopers & Lybrand L.L.P., with counsel to the Company and any others referred to in such opinion; subject to the same qualifications, such counsel shall also state that they have no reason to believe that the Registration Statement (or, if applicable, the Registration Statement as amended by any post-effective amendment prior to such Time of Delivery) as of its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (or, if applicable, the Prospectus as amended or supplemented prior to such Time of Delivery) contains or, as of its date, contained any untrue statement of a material fact or omits or, as of its date, omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case, such counsel need not express a belief with respect to financial statements, related schedules or other financial data.]

                 In rendering such opinion, such counsel may rely as to certain matters of fact on certificates of officers of the Company and of public officials and may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States, the law of the State of New York and the Delaware General Corporation Law.

                 (d) Chester D. Longenecker, Esq., Executive Vice President and General Counsel of the Company, or such counsel satisfactory to you in your reasonable judgment, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                          (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

                          (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole; all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (except with respect to 12 U.S.C. Section 55 as it applies to national banks); and the Company owns directly or indirectly all of the outstanding shares of capital stock of each of the Principal Subsidiaries, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (v) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject in which there is a reasonable possibility of an adverse decision which, individually or in the aggregate, could have a material adverse effect or prospective material adverse effect, on the financial condition, or results of operations of the Company and its subsidiaries, considered as a whole; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (vi)    This Agreement and the International
                 Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                          (vii) The issue and sale of the Shares being delivered at such Time of Delivery by the Company, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its subsidiaries, considered as a whole), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, nor will such action result in any violation (in each case material to the Company and its subsidiaries, considered as a whole) of any applicable statute or any applicable order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                          (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except (i) the registration under the Act of the Shares; (ii) the registration of the Shares under the Exchange Act; (iii) the listing of the Shares on the Exchange; (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and (v) such consents, approvals, authorizations, registrations, qualifications or filings as may be required under federal or state banking, insurance or other similar laws, all of which have been obtained with respect to this Clause (v);

                          (ix)    Neither the Company nor any of its
                 subsidiaries is (i) in violation of its certificate of incorporation or by-laws, (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of Clauses (ii) and (iii), where such default or violation would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole;

                          (x) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock are accurate in all material respects;

                          (xi) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                          (xii) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                          (xiii) The Company and its subsidiaries each owns or possesses all Governmental Licenses necessary to carry on its business as presently conducted, with such exceptions as do not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole;

                          (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data contained therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective dates or issue dates, as the case may be, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 8(d); and

                          (xv) He has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data contained therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data contained therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial data contained therein or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                 With respect to paragraph (xv) above, such counsel may state that such counsel's opinion and belief are based upon such counsel's participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof and such investigation as such counsel deems necessary or appropriate.

                 (e) John M. Rintamaki, Esq., Secretary and Assistant General Counsel of Ford, or such counsel satisfactory to you in your reasonable judgment, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                          (i) Ford has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                          (ii) FFSG has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; all of the issued shares of capital stock of FFSG have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of FFSG are owned directly or indirectly by Ford, free and clear of all liens, encumbrances, equities or claims; and all issued shares of capital stock of the Company are owned directly by FFSG, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of Ford or FFSG, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (iii)   This Agreement and the International
                 Underwriting Agreement have been duly authorized, executed and delivered by Ford;

                          (iv) The issue and sale of the Shares being delivered at such Time of Delivery by the Company, the compliance by the Company and Ford with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (in each case material to Ford and its subsidiaries, considered as a whole), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which Ford or FFSG is a party or by which Ford or FFSG is bound or to which any of the property or assets of Ford or FFSG is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of Ford or FFSG, nor will such action result in any violation (in each case material to Ford and its subsidiaries, considered as a whole) of any applicable statute or any applicable order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Ford or FFSG or any of their properties; and

                          (v) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required of Ford or FFSG or the issue and sale of the Shares or the consummation by the Company and Ford of the transactions contemplated by this Agreement and the International Underwriting Agreement, except
                 (i) the registration under the Act of the Shares; (ii) the registration of the Shares under the Exchange Act; (iii) the listing of the Shares on the Exchange; (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under securities, insurance securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters; and (v) such consents, approvals, authorizations, registrations, qualifications or filings as may be required of Ford or FFSG under federal or state banking, insurance or other similar laws, all of which have been obtained with respect to this Clause (v).

                 In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States.

                 (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 10:00 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

                 (g) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, considered as a whole, and there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, considered as a whole the effect of which, in any such case, is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                 (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States which have resulted in the declaration by the United States of a national emergency or war, if the effect of any such event specified in Clauses (i) through (iv), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                 (i) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange; and

                 (j) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

                 9. (a) The Company and Ford, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Ford shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein and provided further that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 5(c) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

                 (b) Each Underwriter will indemnify and hold harmless the Company and Ford against any losses, claims, damages or liabilities to which the Company or Ford may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and Ford for any legal fees or other expenses reasonably incurred by the Company or Ford in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by you, if the indemnified parties under this Section consist of any Underwriter or any of their respective controlling persons, or by the Company or Ford, if the indemnified parties under this Section consist of the Company or Ford or any of the Company's or Ford's directors, officers or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                 (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Ford on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Ford on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Ford on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined (i) by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Ford on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) with respect to any Underwriter, by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 5(c) hereof to such Underwriter and the loss, claim, damage or liability or such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented. The Company, Ford and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e)      The obligations of the Company and Ford under this
Section 9 shall be in addition to any liability which the Company and Ford may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and of Ford and to each person, if any, who controls the Company or Ford within the meaning of the Act.

                 10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of Shearman & Sterling, counsel for the Underwriters, and Simpson Thacher & Bartlett, special counsel for the Company, may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                 (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) may thereupon be terminated either by the Company or, through you, by such Underwriters as have agreed to purchase in the aggregate 50% or more of the aggregate number of remaining Shares to be purchased at such Time of Delivery (provided, however, that nothing herein contained shall obligate any Underwriter to purchase additional Shares at such Time of Delivery in excess of the amount required to be purchased by such Underwriter pursuant to Section 10(b) hereof) without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 11. The respective indemnities, agreements, representations, warranties and other statements of the Company, Ford and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Ford, or any officer or director or controlling person of the Company or Ford, and shall survive delivery of and payment for the Shares.

                 12.      If this Agreement shall be terminated pursuant to
Section 10 hereof or as a result of the failure of any condition set forth in
Section 8(h) hereof, the Company and Ford shall not then be under any liability to any Underwriter, except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses, including reasonable fees and disbursements of counsel, as approved in writing by you, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and Ford shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

                 13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

                 All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile No.:
(212) 902-_______, Attention: Registration Department; if to the Company shall be delivered or sent by mail or facsimile transmission to the Company at 250 E. Carpenter Freeway, Irving, Texas 75062-2729, Facsimile No.: (214) 541-5798,
Attention: General Counsel; and if to Ford shall be delivered or sent by or facsimile transmission to Ford at The American Road, Dearborn, Michigan 48121, Facsimile No.: (313) 337-9591, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission directly to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or Ford by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                 14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Ford and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and Ford and any person who controls the Company, Ford or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us ....  counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and Ford. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and Ford for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                          Very truly yours,

                                          ASSOCIATES FIRST CAPITAL
                                           CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                          FORD MOTOR COMPANY


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
CS First Boston Corporation
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Salomon Brothers Inc


 By:
    --------------------------------------
            (Goldman, Sachs & Co.)

    On behalf of each of the Underwriters

                                   SCHEDULE I




                                                                                        TOTAL NUMBER         NUMBER OF OPTIONAL
                                                                                          OF FIRM               SHARES TO BE
                                                                                           SHARES               PURCHASED IF
                                                                                           TO BE               MAXIMUM OPTION
                                            UNDERWRITER                                  PURCHASED               EXERCISED
                                            -----------                                  ---------               ---------
                 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . .
                 CS First Boston Corporation . . . . . . . . . . . . . . . . . . .
                 Merrill Lynch Pierce, Fenner & Smith Incorporated . . . . . . . .
                 J.P. Morgan Securities Inc. . . . . . . . . . . . . . . . . . . .
                 Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . . . . . .
                 Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . . . .
                 Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . .
                 [NAMES OF OTHER UNDERWRITERS]   . . . . . . . . . . . . . . . . .





                          Total  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                       --------------      -------------

                                                                                       ==============      =============

                                  SCHEDULE II

                         LIST OF PRINCIPAL SUBSIDIARIES

                                    ANNEX I

                 Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                 (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished separately to the representatives of the Underwriters (the "Representatives");

                 (iii) if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company as of December 31, 1995 and 1994 and for the three years in the period ended December 31, 1995 included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for 1995, 1994 and 1993;

                                                                      Ann. I - 2

                 (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 402 of Regulation S-K;

                 (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                          (D) if applicable, any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all

                                                                      Ann. I - 3

                 material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net revenues or consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                    ANNEX II

                          LIST OF MATERIAL AGREEMENTS

         1. Indenture, dated as of June 15, 1995, between the Company and First Interstate Bank of Texas, N.A.

         2. Indenture, dated as of October 1, 1982, between the Company and Continental Illinois Bank and Trust Company of Chicago; First Supplemental Indenture, dated as of September 15, 1983, between the Company and Continental Illinois Bank and Trust Company of Chicago; Second Supplemental Indenture, dated as of March 1, 1987, between the Company and Continental Illinois Bank and Trust Company of Chicago.

         3. Indenture, dated as of October 15, 1994, between Associates Corporation of North America ("ACONA") and NationsBank of Texas, N.A.

         4. Indenture, dated as of October 15, 1994, between ACONA and Citibank, N.A.

         5. Indenture, dated as of July 15, 1993, between ACONA and First Fidelity Bank, N.A., New Jersey.

         6. Indenture, dated as of October 15, 1992, between ACONA and The First National Bank of Chicago.

         7. Indenture, dated as of October 15, 1992, between ACONA and State Street Bank and Trust Co. (as successor to First National Bank of Boston).

         8. Indenture, dated as of December 1, 1985, between ACONA and The Chase Manhattan Bank, N.A.

         9. Indenture, dated as of November 1, 1995, between ACONA and The Chase Manhattan Bank, N.A.

         10. Indenture, dated as of December 1, 1985, between ACONA and Bankers Trust Company; First Supplemental Indenture, dated as of June 15, 1989, between ACONA and Bankers Trust Company.

         11. Indenture, dated as of June 15, 1981, between ACONA and Harris Trust and Savings Bank.

         12. Indenture, dated as of September 15, 1987, between ACONA and Chemical Bank (as successor to Manufacturers Hanover Trust Company); First Supplemental Indenture, dated June 15, 1989, between ACONA and Chemical

                                                                     Ann. II - 2

                 Bank (as successor to Manufacturers Hanover Trust Company); Second Supplemental Indenture, dated August 15, 1991, between ACONA and Chemical Bank (as successor to Manufacturers Hanover Trust Company).

         13. Indenture, dated as of July 15, 1989, between ACONA and Chemical Bank; First Supplemental Indenture, dated August 15, 1991, between ACONA and Chemical Bank.

         14. Corporate Agreement, dated ________, 1996, between the Company and Ford Motor Company.